Exhibit 99.1 Business Update October 28, 2020

Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including costs related to uninsured wildfire-related and mudslide-related liabilities, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred to implement SCE's new customer service system and costs incurred as a result of the COVID-19 pandemic; • ability of SCE to implement its Wildfire Mitigation Plan, including effectively implementing Public Safety Power Shutoffs when appropriate; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • risks associated with California Assembly Bill 1054 (“AB 1054”) effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including SCE's ability to maintain a valid safety certification, SCE's ability to recover uninsured wildfire-related costs from the insurance fund established under AB 1054 (“Wildfire Insurance Fund”), the longevity of the Wildfire Insurance Fund, and the CPUC's interpretation of and actions under AB 1054, including their interpretation of the new prudency standard established under AB 1054; • decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and mudslide-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, and delays in executive, regulatory and legislative actions; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unanticipated costs; • extreme weather-related incidents and other natural disasters (including earthquakes and events caused, or exacerbated, by climate change, such as wildfires and extreme heat waves), which could cause, among other things, public safety issues, property damage, operational issues (such as rotating outages) and unanticipated costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. October 28, 2020 1

Edison International is leading the transformation of the electric power industry Holding company focused on opportunities in clean energy, efficient electrification, grid of the future, and customer choice One of the nation’s largest electric-only utilities, serving over 15 million residents EIX’s principal subsidiary, with ~$5 billion annual electric infrastructure investment opportunity Growth driven by investment in modernizing the grid and advancing California’s ambitious low carbon objectives Wires-focused rate base of ~$34 billion, with limited ownership of power generation capacity (<20% of electricity sales from owned generation) Independent advisory and services company designing optimal energy portfolio solutions for large-scale customers Customer base includes 15 of the Fortune 50 October 28, 2020 2

Sustainability is central to Edison's vision to lead the transformation of the electric power industry

We have made long-term, public commitments related to clean energy, transportation electrification, diversity and inclusion, and safety[1]

Environmental

Targeting 100% carbon-free power delivered by 2045; 51% carbon-free power in 2019[2]

Over $800 million in approved investments to expand transportation electrification[3]

Named leader in solar for 12th year and #1 utility nationally in energy storage for 2nd year[3,4]

Committing to vehicle fleet electrification goals by 2030[3]

Social

Swift COVID-19 response as essential services provider

$5 billion annually in safe, reliable, clean energy grid[3,5]

Long-standing community partnerships, including $2.2B spend with diverse suppliers[1,3]

In 2019, 35% female executives and targeting gender parity by 2030; 59% executives diverse by gender, race/ethnicity[1]

Undertaking multi-year safety culture transformation

Governance

Highest level governance scores from ISS and Moody's

Board oversight of ESG risks such as safety, climate change impacts, and cybersecurity

7 of 11 directors diverse by gender, race/ethnicity, and LGBTQ identification, including four women

45% of executive pay tied to safety-related metrics in 2020

10 of 11 directors are independent, including chair

1. We publish detailed information on our Sustainability site found here: https://www.edison.com/home/investors/sustainability.html
2. Percentages refer to power delivered to SCE customers. Reflects no coal generation of delivered electricity
3. Refers to SCE only
4. Based on Smart Electric Power Alliance (SEPA) rankings published in 2019 (https://sepapower.org/2019-top-10-winners/)
5. Subject to regulatory approval

October 28, 2020

Energy for What's Ahead℠ | 3

Investment thesis: Strong alignment between California’s clean energy goals and EIX’s business drivers Decoupling of sales Constructive California and Forward-looking ratemaking Federal regulatory structures Premium California ROE Wildfire prudency standard Aggressive climate goals met California GHG reduction with clean, efficient, economy- Helping customers make wide electrification clean energy choices Address wildfire risk Significant investment required Infrastructure replacement to strengthen and modernize Grid modernization the electric grid Electrification infrastructure 6.6–7.6% average annual rate Investment in electric-led clean base growth through 2023 energy future results in strong Target dividend payout of rate base and dividend growth 45–55% of SCE earnings October 28, 2020 4

California’s regulatory mechanisms provide revenue certainty, even as load and payment patterns change Revenue Decoupling Long-standing regulatory mechanism that breaks the link between retail means earnings aren’t electricity sales and revenue; promotes energy efficiency, helps stabilize affected by changes in customer bills, and supports environmental goals electricity sales Changes in sales only affect timing of cash collection Balancing Accounts SCE has several balancing accounts, including one for variances in sales allow SCE to collect and volume, such as those related to COVID-19 refund differences to authorized revenue Balancing account established for residential uncollectibles COVID-19 Related CPUC approved COVID-19 Pandemic Protections Memo Account where Memo Accounts SCE will track non-payment and non-recovery of billed amounts for allow SCE to track cost residential and small business customers and payment changes for COVID-19 related costs will record to Catastrophic Event Memo Account cost recovery requests Both require seeking approval to recover costs recorded to them October 28, 2020 5

Reaching California’s 2045 GHG goals requires a near- complete transformation of energy use economy wide “Adaptation to climate change must begin in earnest — which SCE is doing in part with our grid hardening, situational awareness, and operational changes — but we must act on longer term solutions as well.” – Pedro Pizarro, CEO of Edison International Pathway 2045: Key steps California must take to reach carbon neutrality 100% of grid sales with 75% of light-duty vehicles carbon-free electricity need to be electric 80 GW of utility-scale clean 66% of medium-duty vehicles generation need to be electric 30 GW of utility-scale energy 33% of heavy-duty vehicles storage need to be electric 33% of space and water Until there is an alternative, heating to be electrified by natural gas generation 2030 capacity provides a crucial role for reliability and 70% of space and water affordability, but declining by heating to be electrified by 50% by 2045 2045 40% of natural gas that Building electrification will remains will be decarbonized increase load significantly by through the addition of 2045—representing 15% of biomethane and hydrogen the total load October 28, 2020 6

SCE is a catalyst for achieving California’s aggressive GHG and clean energy goals via economy-wide electrification Achieving 80% GHG reduction by 2050 will require fuel use SCE delivered 51% carbon-free changes in all sectors electricity to customers in 2019, State Carbon Emissions Reduction Pathway up from 46% in 2018 California GHG Emissions, Annual million metric tons (MMT) Decarbonizing transportation 400 sector, ~40% of GHG emissions, Electricity requires widespread vehicle electrification 300 40% by 2030 (260 MMT) State’s commitment highlighted by requiring all new passenger 200 Transportation Carbon Neutrality by 2045 vehicles sold to be zero- (108 MMT) emissions by 2035 80% by 2050 100 Industrial (86 MMT) Electricity required to be 100% carbon-free by 2045 Buildings and Other1 - 2015 2020 2025 2030 2035 2040 2045 2050 Electrification of buildings and industrial processes will also be a key factor 1. Buildings and Other includes residential, commercial, and agriculture Source: Data from California Air Resources Board; California GHG Emissions data as of 2017 October 28, 2020 7

SCE has strong rate base growth driven by significant electric infrastructure investment opportunities

SCE forecasts deploying significant capital in 2020–2023...

Capital Expenditures, $ in Billions



~$21 billion
2020–2023
Wildfire[1]
Generation
Transmission
Distribution
4.8
5.1
5.4
5.4
5.4
2019
2020
2021
2022
2023

	2019	2020	2021	2022	2023
Range Case[4]	(Actual)	4.9	4.9	4.9	4.8

...resulting in above industry average rate base growth

Rate Base[2,3], $ in Billions



7.6%
CAGR
28.5
30.8
33.6
36.0
38.4
41.2

Range Case[4]	2018	2019	2020	2021	2022	2023	CAGR
	28.5	30.8	33.3	35.1	37.0	39.2	6.6%

1. In accordance with Assembly Bill (AB) 1054, ~$1.6 billion of wildfire mitigation-related spend shall not earn an equity return
2. Morongo Transmission holds an option to invest up to $400 million in the West of Devers Transmission Project at the in-service date, estimated to be 2021. In the chart, rate base has been reduced to reflect this option. Capital forecast includes 100% of the project spend
3. Weighted-average year basis. Excludes rate base associated with ~$1.6 billion of capital referred to in footnote 1 and projects or programs not yet approved
4. For 2021–2023 capital, reflects a 10% reduction of the total capital forecast using management judgment based on experience of previously authorized amounts and potential for permitting delays and other operational considerations. For 2020 capital, reflects a 10% reduction applied only to FERC capital spending and non-GRC programs. For rate base, forecast range case reflects capital expenditure forecast range case

October 28, 2020 Energy for What's Ahead℠ 8

SCE’s long-term growth drivers are highly aligned with California’s public policy goals Overarching Goals SCE Growth Drivers Sustained investment required to Infrastructure reach and maintain equilibrium Replacement Safe, Reliable, and replacement rate Affordable Significant investment in infrastructure Electricity Service Wildfire and practices that mitigate wildfire risk Mitigation and bolster prevention and response Accelerate the adoption and Grid integration of renewables and other Modernization distributed energy resources Electrification of Investments to support electrification Transportation of light-, medium-, and heavy-duty Decarbonization and Other Sectors vehicles and other sectors of California Energy storage essential to increasing Energy Storage carbon-free generation Future needs to meet renewables and Transmission clean energy mandates driven by CAISO planning process October 28, 2020 9

EIX continues to have a strong balance sheet and dividend growth

EIX and SCE have stable, investment grade ratings and have accessed the capital markets

- Investment grade ratings at SCE and EIX, targeting EIX long-term FFO/Debt ratio of 15–17%

Agency	Long-term Issuer Rating / Outlook	
	SCE	**EIX**
Moody's	Baa2 / Stable	Baa3 / Stable
S&P	BBB / Negative	BBB / Negative
Fitch	BBB- / Stable	BBB- / Stable

- EIX and SCE have total liquidity of $5.4 billion[2]
- No long-term debt maturities remain in 2020; $1 billion of SCE long-term debt matures in 2021
- Key actions through Q3 2020
  - Completed 2020 EIX financing plan
  - SCE entered into 364-day credit agreements for AB 1054 wildfire mitigation capital spending
  - SCE entered into $1.5 billion 364-day credit agreement for GCP[1], including undercollections due to COVID-19

EIX has 16 consecutive years of dividend growth[3]

Dividends per Share (in Dollars)


7.5% CAGR
0.80
2.55
2004
2020

1. General corporate purposes
2. As of September 30, 2020, $1.6 billion at EIX and $3.9 billion at SCE. Numbers do not add because of rounding
3. 2020 dividend annualized and based on December 12, 2019 declaration

October 28, 2020

Energy for What's Ahead℠ 10

Edison Energy empowers organizations to conquer biggest challenges in energy today: Cost. Carbon. Complex Choices. Partners with market leaders to align energy investments with strategic goals Provide independent, Trusted advisor to corporate and institutional clients helping expert advice and navigate the choices and risks of managing energy services Strategic approach to energy — agnostic to technologies, existing relationships, markets or software Deliver custom, insight- Provides suite of specialized services across sustainability, analytics, based, and data-driven renewables, supply and energy optimization portfolio solutions Serve large-scale, Clients include 15 of the Fortune 50 multinational Helped customers execute renewable energy agreements totaling customer base 1.85 GW in 2019 Provide insights for Supports Edison International’s clean energy, electrification, and clean energy efforts sustainability efforts October 28, 2020 11

EIX raises low end of 2020 core EPS guidance: $4.47–4.62 Midpoint of 2020 Core Earnings Per Share Guidance Range of $4.47–4.62 Building from SCE Rate Base on 2019 Weighted Average Shares $0.30 ($0.10) ($0.41) $5.21 ($0.45) Interest related to Financial, debt issued for $4.55 operating, and fund contribution: Operating other: ($0.09) expenses and $0.43 other: Previously issued Additional ($0.11) 2019 shares: Energy efficiency: disallowed ($0.31) $0.01 executive 2020 equity plan: compensation: Interest expense: Incremental ($0.14) ($0.01) ($0.29) wildfire mitigation costs not in regulatory assets: ($0.14) SCE 2020 EPS from SCE SB 901/AB 1054 EIX Parent Share Count Midpoint of EIX Rate Base Forecast Variances Impacts & Other Dilution EPS Guidance Range Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding October 28, 2020 12

2020 EIX Core Earnings Guidance Assumptions 2020 Assumption Additional Notes CPUC Rate Base ($ in Billions) $27.0 Return on Equity (ROE) 10.30% 2020 Cost of Capital Final Decision Equity in Capital Structure 52% 2020 Cost of Capital Final Decision FERC Rate Base ($ in Billions) $6.6 ~20% of total 2020 rate base forecast ROE 10.30% 2019 Formula Rate Settlement approved1 Equity in Capital Structure 47.5% 2019 Formula Rate Settlement approved1,2 Other EIX Equity Issuances $0.9 ATM program issuances of $27 million in Q1, $800 Items ($ in Billions) million registered direct offering in May, and internal programs Weighted Average Share 2019: 339.7 Based on shares outstanding as of Sept. 30, 2020 Count (Millions) 2020: 372.7 held constant for balance of year; subject to change for internal program issuances Wildfire Insurance Fund Excluded Amortization expense will be a non-core item Expense from core guidance 1. FERC approved settlement in September 2020 2. FERC capital structure includes charges such as the AB 1054 wildfire insurance fund contributions, wildfire-related claims associated with the 2017/2018 wildfire events, and the SONGS asset impairment October 28, 2020 13

Appendix

SCE has delivered ~7% annualized rate base growth since 2015, driven by growing capital investment Historical Capital Expenditures Historical Rate Base1 $ in Billions $ in Billions, Year-End Basis ~$20.4 billion 7.3% 2015–2019 CAGR 32.6 29.6 4.8 27.8 25.9 4.4 24.6 3.9 3.8 3.5 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 1. Since 2015, rate base excludes SONGS October 28, 2020 15

The bulk of SCE's investments are in its distribution system, consistent with wires-focused strategy

SCE forecasts investing $17.5 billion from 2020 to 2023 in its distribution system, ~84% of total ~$21 billion capital plan[1]

$ in Billions

Infrastructure Replacement
Includes poles, circuit breakers, transformers, and relays

General Plant
General projects and work supporting distribution

Wildfire[2]
Includes covered conductor, preventative maintenance

Other[3]
Includes grid mod, transportation electrification, among others

Load Growth
Upgrades to ensure reliability where system capacity exceeded

New Service Connections
Dependent on customer growth in service territory


$5.5
$4.4
$3.8
$1.9
$1.1
$0.7

Investments will upgrade and modernize World War II-era infrastructure

Distribution grid requires upgrades to support grid resiliency and reliability, and increased use of distributed energy resources

Certain programs deferred as resources reallocated to wildfire mitigation[4]

- Investment level for these programs will increase beyond 2023 to resume trajectory toward equilibrium replacement rate

1. Forecast based on 2021 GRC request levels. Numbers may not add due to rounding
2. Excludes overheads
3. Other includes, among other things, grid modernization, emergency management, customer requested system modifications, and transportation electrification programs
4. Deferrals required with infrastructure replacement, load growth, and grid modernization programs

October 28, 2020

Energy for What's Ahead℠ | 16

Increased energy storage is essential as we expand the share of intermittent renewable electricity sources 690 MW SCE has already Already exceeded 2024 state- procured or mandated storage 1 installed target SCE estimates that California SCE must procure will need 10 GW of utility- 1,241 MW incremental capacity Procurement to be online 2021– scale energy storage by directed by 2023 to meet system 2030 and 30 GW by 2045 to CPUC2 reliability needs2 support the transition to SCE recently signed 100% carbon-free power 770 MW battery-based energy New storage resource contracted contracts as part of capacity 1,185 MW need3 1. SCE has exceeded the 580 MW target set by AB 2514. Over 600 MW of the procured storage capacity is eligible to count towards CPUC targets 2. Incremental system resource capacity can be from various resources types, of which energy storage is an eligible resource. The capacity must come online between August 1, 2021 and August 1, 2023. SCE launched its System Reliability RFO to meet this need 3. The CPUC approved the contracts on August 27, 2020 October 28, 2020 17

CPUC cost of capital mechanism current measurement period is October 1, 2020 through September 30, 2021 CPUC Cost of Capital Adjustment Mechanism Moody’s Baa Utility Index Rate (%) 6.0 5.5 5.0 Mechanism did not trigger a change to 2021 Starting Value – 4.50% Dead- ROE because moving 4.5 band average was above 3.5% 4.0 3.5 Current Period Moving Average1: 3.27% 3.0 Current Spot Rate1: 3.32% 2.5 Oct. 1, 2019 Apr. 1, 2020 Oct. 1, 2020 Apr. 1, 2021 Oct. 1, 2021 Mechanism Approved for 2020–2023 CPUC 2020–2023 Authorized Cost of Capital ROE adjustment based on 12-month average of Moody’s Capital Baa utility bond rates, measured from October 1 to Structure Rate September 30 Common Equity 52% 10.30% If index exceeds 100 bps deadband from starting index Preferred 5% 5.70% value, authorized ROE changes by half the difference Long-term Debt 43% 4.74% Starting index value based on trailing 12 months of Moody’s Baa index as of Sept. 30, 2019 – reset at 4.50% Weighted Average Cost of Capital 7.68% 1. As of October 22, 2020 October 28, 2020 18

Wildfire mitigation plan (WMP) is a comprehensive strategy to prevent, combat, and respond to catastrophic wildfire risk

SCE's WMP incorporates mitigation measures deployed in high fire risk areas around the world, with following objectives:

Protect public safety

Reduce risk of potential wildfire-causing ignitions associated with SCE's electrical infrastructure

Implement measures that further harden SCE's electric system against wildfires and improve system resiliency

Enhance wildfire suppression efforts by improving fire agencies' ability to detect and respond to fires in coordination with utility emergency management personnel

Effectively communicate with customers, community groups, and other stakeholders

SCE determined highest consequence and frequency of ignitions were related to distribution infrastructure in high fire risk areas (HFRA)

Although most efforts directed toward distribution, as 92%[1] of ignition events are on distribution infrastructure, SCE's WMP also includes mitigation activities for transmission



Consequence
6% of ignition events
Transmission (55kV and above) & HFRA
44% of ignition events
Distribution (33kV and below) & HFRA
2% of ignition events
Transmission (55kV and above) & Non-HFRA
48% of ignition events
Distribution (33kV and below) & Non-HFRA
Frequency

1. Data analysis from 2015–2018 to inform our wildfire mitigation strategy

October 28, 2020

Energy for What's Ahead℠

19

Foundational strategy for mitigating wildfire risk continues; increased focus on risk-prioritization and customer impacts

		2020–2022 Wildfire Mitigation Plan[1]
Hardening the Grid	**Covered Conductor**	4,000 additional circuit miles by January 1, 2023 **2020:** 700–1,000 | **2021:** 1,400 | **2022:** 1,600
	Undergrounding	Considering ~17 miles of undergrounding
Enhanced Operational Practices	**Inspections**	Risk-informed ground & aerial inspection program covering ~50% of HFRA structures annually
	Vegetation Management	Continue expanded line clearances; focus on hazard tree assessments and timely removal; expand brush clearing at base of poles to 200,000–300,000 per year
	Public Safety Power Shutoff (PSPS)	De-energization based on circuit-specific wind speed thresholds, with new circuit-specific mitigation plans and customer care programs to reduce customer impacts
Situational Awareness	**Weather Stations**	375–475 weather stations per year
	HD Cameras	Deployment complete as coverage in high fire risk areas effectively maximized

1. Cost recovery above GS&RP settlement is subject to CPUC approval

October 28, 2020

Energy for What's Ahead℠ 20

SCE is exceeding many benchmarks established in its 2020–2022 Wildfire Mitigation Plan to reduce wildfire risk1 1,000+ Miles of covered conductor installed since 2018 Cameras installed provide visual coverage of >90% of SCE’s 161 high fire risk areas, reaching practical saturation point 1,000+ Weather stations installed by the end of 2020 Enhanced inspections of distribution and transmission 625,000+ lines to address wildfire risks since end of 2018 Fuses and remote controlled sectionalizing devices 12,900+ applied to interrupt electrical current more quickly and boost reliability by segmenting circuits to isolate problems 1. Data as of September 30, 2020 October 28, 2020 21

SCE has CPUC approval or a settlement-in-principle for almost all incremental 2018–2019 wildfire mitigation costs

$ in Millions

	Application Approval/ Request[1]	Additional Information
✓ **GS&RP settlement approved in April[2]**	159	Approved $476 million capital and $123 million O&M
✓ **WEMA approved in September**	505	CPUC recognized wildfire liability insurance is an important protection for customers and is paid for by customers as a normal utility cost-of-service
✓ **GRC Track 2 settlement-in-principle reached; PD expected Q1 2021**	482	Settlement details confidential until filed with CPUC; do not expect negative earnings impact Requests $491 million of O&M and reasonableness of $302 million of capital[3]
CEMA decision expected Q1 2021	88	Requests cost recovery related to 2017–2018 drought and 2017 firestorms

Recent and pending approvals will improve cash flow and begin to work down regulatory asset balance

1. Amounts refer to approvals for GS&RP and WEMA, and applications for GRC Track 2 and CEMA. Total Application/Request refers to revenue requirement
2. Approved amounts found reasonable by the GSRP Settlement Agreement. The Settlement Agreement finds reasonable an additional $33 million in O&M that has not yet been spent as of September 30, 2020. The Application Request of $159 million is the 2018–2020 revenue requirement for amounts found reasonable by the Settlement Agreement. The revenue requirement for the AB 1054 Capital Expenditures is the subject of a separate Application for Financing Order filed July 2020
3. Cost recovery in revenue requirement is lower than total O&M and reviewed capital because of flow through tax effects and excluded revenue requirement associated with AB 1054 Excluded Capital Expenditures

October 28, 2020 Energy for What's Ahead℠ 22

Future Wildfire-Related CPUC Cost Recovery Filings

$ in Millions; Year-to-date as of September 30, 2020

Memorandum Account	Incremental Capital Spent	Incremental O&M Spent	Total Application Request[1]	Mechanism for Recovery	Anticipated Timeline
2020 FMA Update Breakdown:					
WMPMA	$131	$153		GRC Track 3	Submit testimony Q1 2021
FHPMA	–	165		GRC Track 3	Submit testimony Q1 2021
FRMMA	2	1		GRC Track 3	Submit testimony Q1 2021
Total FMA Update	$133	$319	TBD		
Other Wildfire-related Memorandum Accounts:					
GSRPBA (above settlement)	$343	$–	TBD	GRC Track 3	Submit testimony Q1 2021
WEMA (July–Dec '20 insurance)[2]	–	110	TBD[2]	WEMA Application	TBD
CEMA (not-yet filed)[3]	–	56	TBD	CEMA Application	TBD
Sub-total	$343	$166	TBD		
Grand Total	**$476**	**$485**	TBD		

1. GRC Track 3 cost recovery request will not include any revenue requirement associated with 2020 capital expenditures, as those capital expenditures are subject to the AB 1054 exclusion from equity rate base and will be recovered through a separate financing order
2. Insurance premiums for the July–December 2020 period have been prepaid but will accrue to SCE's expense accounts over the policy period. Application will seek recovery of those July–December 2020 premiums, financing costs, and memorandum account interest
3. Incremental O&M Spent includes drought CEMA-eligible expenses since January 1, 2019. These costs will be included in a future CEMA application. Incremental capital and O&M spent does not yet include amounts associated with other catastrophic events that are not already included in SCE's pending CEMA application

October 28, 2020 Energy for What's Ahead℠ 23

SCE Key Regulatory Proceedings

	Proceeding	Description and Next Steps
Base Rates	**2021 GRC Tracks 1 and 4** (A.19-08-013)	Set CPUC base revenue requirement for 2021–2024 See pages 25–27 for more information
Wildfire	**2021 GRC Tracks 2 and 3** (A.19-08-013)	Settlement-in-principle reached for Track 2 in October 2020; Once definitive settlement executed, will file motion with CPUC seeking approval Track 3 costs TBD; submit testimony Q1 2021 See pages 22–23 and 26 for more information
	Application for Recovery of CEMA costs (A.19-07-021)	Requesting recovery of $138 million in costs for drought-related work and for work related to 2017 fires Proposed decision expected March 2021
	Application for AB 1054 CapEx Securitization (A.20-07-008)	Requesting authority to issue ~$337 million of recovery bonds Proposed decision issued; decision expected in November 2020
COVID-19	**COVID-19 Pandemic Protections Memo Account**	Record non-payment and non-recovery of billed amounts for residential and small business customers and later seek recovery. Proceeding TBD
	CEMA for COVID-19 Costs	Activated to track COVID-19-related costs since March 2020

October 28, 2020
Energy for What's Ahead℠
24

SCE's 2021 General Rate Case request balances foundational work with advancing ambitious State public policy goals

In 2021 GRC, SCE requests revenue requirement of ~$7.6 billion[1], or 12.5% increase over total rates	GRC addresses major portion of CPUC-jurisdictional revenue requirement for 2021–2024, including operating costs and capital investment – Excludes costs such as fuel and purchased power and other discrete projects and programs with separate cost recovery applications – Excludes FERC-jurisdictional transmission revenue requirement Requests increases of $452 million for 2022 and $524 million for 2023
Increase driven by wildfire mitigation, depreciation, and normal growth	Continuing critical wildfire mitigation activities and appropriate insurance Depreciation proposal more closely aligns customer cost responsibility Vast majority of total revenues are central to our core functions
Proposed multi-track schedule to approve revenue	Components reviewed and approved in tracks, including 2018–2020 costs associated with Fire Memorandum Accounts[2,3] In mid-April, CPUC issued ruling requiring SCE to file RAMP and 2024 annual revenue requirement in new Track 4

1. Includes all updates to the GRC revenue requirement filed with the CPUC as of September 29, 2020
2. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account, and Fire Risk Mitigation Memo Account
3. See pages 22–23 for more information

October 28, 2020

Energy for What's Ahead℠ | 25

SCE’s 2021 General Rate Case will be approved in four tracks over 2020–2023 Estimated timeline for 2021 General Rate Case tracks and milestones1 Opening CPUC SCE Intervenor SCE & Reply Proposed Testimony Testimony Rebuttal Briefs Decision Track 1: 2021–2023 GRC     Q1 ‘212 Revenue Requirement Track 2: 2018–2019 FMA N/A due to 3    settlement- Q1 ’21 Update in-principle Track 3: 2020 FMA Update3; Q1 ’21 Q3 ’21 Q3 ’21 Q4 ’21 Q1 ’22 2018–2020 GS&RP4 Track 4: RAMP and 2024 Q2 ‘22 Q1 ‘23 Q1 ‘23 Q3 ’23 Q4 ‘23 Attrition Year 1. The schedule is subject to change over the course of the proceeding 2. Final decision 3. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account, and Fire Risk Mitigation Memo Account 4. 2018–2020 Grid Safety and Resiliency Program (GS&RP) costs above settlement amount October 28, 2020 26

GRC Track 1 update: Briefs submitted; CPUC action affirms commitment to maintaining original schedule

Primary intervenor reductions are focused on the following areas, which ignore key cost-of-service principles

Wildfire mitigation: Generally support activities, but propose lower covered conductor scope

Wildfire insurance: Argue for partial shareholder funding of premiums

Depreciation rate: Propose lower depreciation

Incentive compensation: Similar to prior GRCs, argue portion should not be recovered from customers

CalPA and TURN proposals would result in rate base growth near range case forecast

Rate Base CAGR, 2018–2023



7.6%
6.1%
6.4%
SCE Rebuttal[1]
CalPA[2]
TURN[3]

CalPA and TURN recommend 2021 revenue requirement increases of 7.0% and 3.6%

2021 GRC Revenue Requirement, $ in Billions



2020 Authorized ($6.4)
7.6
6.9
6.7
SCE Rebuttal
CalPA
TURN

1. SCE Rebuttal rate base forecast includes CPUC GRC 2019-2020 authorized and 2021–2023 rebuttal, and latest Non-GRC and FERC estimates
2. CalPA rate base forecast assumes CPUC GRC rate base attrition year increases for 2022 and 2023 of 3.5%, consistent with CalPA's attrition mechanism proposal
3. TURN rate base forecast assumes TURN's CPUC GRC rate base attrition proposal of budget-based capital additions for wildfire and new service connections, 0% increase on all other capital additions

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Energy for What's Ahead℠
27

SCE's average residential bills lower than national average because higher rates more than offset by lower usage

SCE's residential usage and bills are lower than national average due to milder climate and higher energy efficiency standards...

Residential Electricity Bill,
Dollars per Month



127
97
(24%)
US Average
SCE

...which offset above-average residential rates that reflect a cleaner fuel mix, higher cost of living, and lower system utilization

Average Residential Rate,
Cents per kWh



13.0
16.7
29%
US Average
SCE

Source: EIA's Form 861M (formerly Form 826) Data Monthly Electric Utility Sales and Revenue Data (12-Months Ending July 2020)
https://www.eia.gov/electricity/data/eia861m/index.html

Within California, PG&E and SDG&E's system average rates are 20% and 29% higher, respectively, than SCE's

System Average Rate[1]
Cents per kWh



18.5
22.2
+20% vs SCE
24.0
+29% vs SCE
SCE
PG&E
SDG&E

Sources: SCE Advice 4301-E-A effective October 1, PG&E Advice 5958-E-A effective October 1, SDG&E Advice 3619-E effective October 1

1. Rates include California Climate Credit

October 28, 2020

Energy for What's Ahead℠

28

SCE’s system average rate has grown less than inflation over the last 30 years, with some ups and downs along the way SCE’s system average rate has grown at an annualized ~2.2% as compared to local inflation of ~2.4% over the last 30 years Cents per kWh 25 Los Angeles Area 20 Inflation 15 SCE System Average Rate 10 5 0 1990 '95 '00 '05 '10 '15 2020 October 28, 2020 29

Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance1 2020 EPS Attributable to Edison International Low High Basic EIX EPS $1.73 $1.88 Total Non-Core Items (2.74) (2.74) Core EIX EPS $4.47 $4.62 1. EPS is calculated on the assumed weighted-average share count for 2020 of 372.7 million October 28, 2020 30

Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com October 28, 2020 31